SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 16, 2001




                               WSB HOLDING COMPANY
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             (Exact name of Registrant as specified in its Charter)




         Pennsylvania                   0-22997               23-2908963
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(State or other jurisdiction         (SEC File No.)         (IRS Employer
of incorporation)                                         Identification Number)




807 Middle Street, Pittsburgh, Pennsylvania                         15212
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:            (412) 231-7297
                                                               --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On May 16, 2001, WSB Holding Company ("WSB"), a Pennsylvania corporation headquartered in Pittsburgh, Pennsylvania, and ESB Financial Corporation ("ESB"), a Pennsylvania corporation headquartered in Ellwood City, Pennsylvania, entered into an Agreement and Plan of Reorganization (the "Agreement") (including an Agreement of Merger) which sets forth the terms and conditions under which WSB will merge with and into ESB (the "Merger").

         The Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each outstanding share of common stock of WSB ("WSB Common Stock") (other than (i) shares as to which dissenters' rights have been asserted and duly perfected in accordance with Pennsylvania law and (ii) any shares held by WSB (including treasury shares) or ESB or any of their respective wholly- owned subsidiaries, in each case other than in a fiduciary capacity) shall, by virtue of the Merger, and without any further action by the holder thereof, be converted into and represent the right to receive $17.10 in cash or common stock of ESB ("ESB Common Stock") at the election of the holder thereof, subject to an overall requirement that 51% of the total outstanding WSB Common Stock be exchanged for ESB Common Stock and 49% for cash.

         Concurrently with the execution and delivery of the Agreement (i) WSB entered into a Stock Option Agreement with ESB (the "Stock Option Agreement") whereby WSB granted to ESB an option to purchase up to 60,535 shares of WSB Common Stock at a price of $11.90 per share, which is exercisable only upon the occurrence of certain events and subject to an overall profit limitation to ESB of $25,000 (ii) ESB entered into a stockholders agreement with executive officers and directors of WSB (the "Stockholders Agreement") whereby the executive officers and directors of WSB agreed to vote their shares of WSB Common Stock in favor of the Merger at the meeting of WSB stockholders to be called to approve the Merger.

         Consummation   of  the  Merger  is  subject  to  the  approval  of  the
stockholders of WSB and the receipt of all required regulatory approvals, as well as other customary conditions.

         The Agreement, the Stock Option Agreement, the Stockholders Agreement and the press release issued by ESB and WSB on May 16, 2001 regarding the Merger are incorporated herein by reference to this report as exhibits. The foregoing summaries of the Agreement, the Stock Option Agreement and the Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------


     Exhibit
     Number                        Description
     ------                        -----------

               2.1 Agreement and Plan of Reorganization, dated as of May 16, 2001, between WSB and ESB (including the related Agreement of Merger attached as Exhibit C thereto) *
               10.1 Stock Option  Agreement,  dated as of May 16, 2001,  between
                    ESB (as grantee) and WSB (as issuer) *
               10.2 Stockholders Agreement, dated as of May 16, 2001 between ESB and the executive officers and directors of WSB *
               99.1 Press Release dated May 16, 2001 *

-----------------
* Incorporated by reference to the identically numbered exhibits to the Form 8-K filed by ESB Financial Corporation (Commission File No. 0-19345) on May 17, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  WSB HOLDING COMPANY



Date: May 17, 2001                                By: /s/Robert D. Neudorfer
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                                                      Robert D. Neudorfer
                                                      President